Exhibit 10.6

Equipment Purchase Agreement

Between

United Mine Services, Inc. (UMS) and Coeur d'Alene Contract Mining LLC (CCM)

Effective Date of Agreement: September 30, 2008

UMS agrees to buy the equipment and consumables on the attached list. All items are sold "as is, where is."

Purchase price is as follows:

1)	$200,000 cash to be paid on or before December 31, 2008.
2)	UMS agrees to make the remaining payments on the two Dodge Ram pickups.
3)	UMS agrees to compensate CCM for any capital gains tax CCM incurs as a result of this sale.
The tax shall be calculated by an accountant designated by CCM and may be reviewed by an accountant so designated by UMS.

Signed:

United Mine Services, Inc.

GREG STEWART	Date:	9/30/2008
Greg Stewart, President

Coeur d’Alene Contract Mining LLC

JEFF LAMBERT	Date:	9/30/2008
Jeff Lambert, Owner

STEVE IVIE	Date:	9/30/2008
Steve Ivie, Owner

Equipment List

3 - 12B track inuckers
5 - machines (jacklegs)
5 - Legs
2 - air slushers
2 - slusher buckets
4 - ore cars
1 - air jack hammer
2 - complete prell pots
1 - prell loader
Jackleg steel all sizes
Split set drivers,
Mechanical dolly's
Bits (50 to 100)
Banders
Banding supplies
Long hole steel
Parts for 83's (machines)
Parts for 12b muckers
Hoses
Connections